BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
Brighthouse Variable Annuity Account B

Brighthouse Variable Annuity Class S (Standard)

Brighthouse Variable Annuity Class S with L-Share

Brighthouse Variable Annuity Class VA

Brighthouse Prime Options

Supplement dated September 25, 2023, to the Prospectus dated May 1, 2023

This supplement revises information in the prospectuses dated May 1, 2023 for Brighthouse Variable Annuity Class S (Standard), Brighthouse Variable Annuity Class S with L-Share, Brighthouse Variable Annuity Class VA, and Brighthouse Prime Options variable annuity contracts issued by Brighthouse Life Insurance Company of NY (“we,” “us,” or “our”) to reflect that the FlexChoice Access Expedite variation of the Guaranteed Lifetime Withdrawal Benefit (GLWB) rider will no longer be available for purchase.

This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like a copy of the prospectus, write to us at: Brighthouse Life Insurance Company of NY, Annuity Service Center, P.O. Box 305075, Nashville, TN 37230-5075, or call us at (888) 243-1932, to request a free copy. Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus.

FlexChoice Access Expedite Variation No Longer Available

The FlexChoice Access Expedite variation of the GLWB rider will no longer be available for purchase, effective for applications received after October 27, 2023. The FlexChoice Access Expedite variation of the GLWB rider will be available if the application is received on or prior to October 27, 2023, and the Contract is issued on or prior to December 29, 2023.

Regulation 60 Transactions. Certain contract purchases involving a replacement of another insurance contract are subject to New York Regulation No. 60 (11 NYCRR 51), and different transaction rules will apply. Please consult with your financial professional to determine if one of the below processes will apply to your transaction.

Necessary paperwork for a Regulation 60 transaction initiated and application received on or prior to October 27, 2023, and contracts issued on or prior to December 29, 2023, will have the option for the FlexChoice Access Expedite variation.

Necessary paperwork for a Regulation 60 transaction initiated and application received on or prior to October 27, 2023, and contracts issued after December 29, 2023, will not have the option for the FlexChoice Access Expedite variation.

Necessary paperwork for a Regulation 60 transaction initiated and application received after October 27, 2023, will not have the option for the FlexChoice Access Expedite variation.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

SUPP-REG47EXP-NY-0923